ALTRIA PARTICIPATES IN THE BARCLAYS GLOBAL CONSUMER STAPLES CONFERENCE; REAFFIRMS 2020 FULL-YEAR EARNINGS GUIDANCE

RICHMOND, Va. – September 9, 2020 - Altria Group, Inc. (Altria) (NYSE: MO) is participating today in the Barclays Global Consumer Staples Conference. Billy Gifford, Altria’s Chief Executive Officer, and Sal Mancuso, Chief Financial Officer, will host virtual meetings with investors to discuss the company’s business fundamentals.

2020 Full-Year Guidance

Altria reaffirms its guidance for 2020 full-year adjusted diluted earnings per share (EPS) to be in a range of $4.21 to $4.38. This range represents a growth rate of 0% to 4% from an adjusted diluted EPS base of $4.21 in 2019, as shown in Schedule 1, and excludes the special items recorded in the first six months of 2020, also shown in Schedule 1. While the 2020 full-year adjusted diluted EPS guidance accounts for a range of scenarios, the external environment remains dynamic. Altria will continue to monitor ABI performance and conditions for adult tobacco consumers, including unemployment rates, disposable income (which may be impacted by the July 31, 2020 expiration of enhanced federal unemployment benefits, and potential future changes in government stimulus and federal unemployment benefit payments) and adult consumer purchasing behaviors.

Altria’s full-year adjusted diluted EPS guidance excludes the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, for example, restructuring charges, asset impairment charges, acquisition-related costs, COVID-19 special items, equity investment-related special items (including any changes in fair value for the equity investment and any related warrants and preemptive rights), certain tax items, charges associated with tobacco and health litigation items, and resolutions of certain nonparticipating manufacturer (NPM) adjustment disputes under the Master Settlement Agreement (such dispute resolutions are referred to as NPM Adjustment Items).

Altria’s management cannot estimate on a forward-looking basis the impact of certain income and expense items, including those items noted in the preceding paragraph, on its reported diluted EPS because these items, which could be significant, may be unusual or infrequent, are difficult to predict and may be highly variable. As a result, Altria does not provide a corresponding U.S. generally accepted accounting principles (GAAP) measure for, or reconciliation to, its adjusted diluted EPS guidance.

The factors described in the "Forward-Looking and Cautionary Statements" section of this release represent the continuing risks to Altria's forecast.

JUUL Investment Update

On September 3, 2020, JUUL announced additional steps towards its goal of resetting the e-vapor category and positioning JUUL for long-term success, including a significant global reduction in workforce and the possibility of exiting a variety of markets in EMEA (Europe, Middle East and Africa) and APAC (Asia-Pacific). While JUUL believes these steps are necessary to the company’s success, Altria must determine the impact of these steps, if any, on its valuation of its investment in JUUL. Consequently, Altria plans to perform a quantitative assessment in connection with the preparation of Altria’s third-quarter 2020 financial statements. This assessment will consider these steps, including any related cost savings, as well as recent domestic performance of JUUL products and other

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matters relevant to the analysis. If this quantitative assessment indicates that the fair value of the JUUL investment is less than its carrying value, the investment will be written down to its fair value. This assessment may or may not result in a material impairment charge.

Altria's Profile

Altria’s wholly-owned subsidiaries include Philip Morris USA Inc. (PM USA), U.S. Smokeless Tobacco Company LLC (USSTC), John Middleton Co. (Middleton), Ste. Michelle Wine Estates Ltd. (Ste. Michelle) and Philip Morris Capital Corporation (PMCC). Altria owns an 80% interest in Helix Innovations LLC (Helix). Altria holds equity investments in Anheuser-Busch InBev SA/NV (ABI), JUUL Labs, Inc. (JUUL) and Cronos Group Inc. (Cronos).

The brand portfolios of Altria’s tobacco operating companies include Marlboro®, Black & Mild®, Copenhagen®, Skoal® and on!® . Ste. Michelle produces and markets premium wines sold under various labels, including Chateau Ste. Michelle®, 14 Hands® and Stag’s Leap Wine Cellars™, and it imports and markets Antinori®, Champagne Nicolas Feuillatte™ and Villa Maria Estate™ products in the United States. Trademarks and service marks related to Altria referenced in this release are the property of Altria or its subsidiaries or are used with permission.

More information about Altria is available at altria.com and on the Altria Investor app, or follow Altria on Twitter, Facebook and LinkedIn.

Forward-Looking and Cautionary Statements

This release contains projections of future results and other forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

Important factors that may cause actual results and outcomes to differ materially from those contained in the projections and forward-looking statements included in this release are described in Altria’s publicly filed reports, including its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020. These factors include the following:

•the risks associated with health epidemics and pandemics, including the COVID-19 pandemic and similar outbreaks, such as their impact on our financial performance and financial condition and on our subsidiaries’ and investees’ ability to continue manufacturing and distributing products, and the impact of health epidemics and pandemics on general economic conditions (including any resulting recession or other economic crisis) and, in turn, adult consumer purchasing behavior which may be further impacted by the July 31, 2020 expiration of enhanced federal unemployment benefits, and potential changes in government stimulus and federal unemployment benefit payments;
•unfavorable litigation outcomes, including risks associated with adverse jury and judicial determinations, courts and arbitrators reaching conclusions at variance with our, our subsidiaries’ or our investees’ understanding of applicable law, bonding requirements in the jurisdictions that do not limit the dollar amount of appeal bonds, and certain challenges to bond cap statutes;
•government (including the U.S. Food and Drug Administration (FDA)) and private sector actions that impact adult tobacco consumer acceptability of, or access to, tobacco products;
•the growth of the e-vapor category and other innovative tobacco products contributing to reductions in cigarette and moist smokeless tobacco consumption levels and sales volume;
•tobacco product taxation, including lower tobacco product consumption levels and potential shifts in adult consumer purchases as a result of federal, state and local excise tax increases;
•the failure of our tobacco and wine subsidiaries to compete effectively in their respective markets;

•our tobacco and wine subsidiaries’ continued ability to promote brand equity successfully; to anticipate and respond to evolving adult consumer preferences; to develop, manufacture, market and distribute products that appeal to adult consumers (including, where appropriate, through arrangements with, and investments in third parties); to improve productivity; and to protect or enhance margins through cost savings and price increases;
•changes, including in economic conditions (due to the COVID-19 pandemic or otherwise), that result in adult consumers choosing lower-priced brands including discount brands;
•the unsuccessful commercialization of adjacent products or processes by our tobacco subsidiaries and investees, including innovative tobacco products that may reduce the health risks associated with cigarettes and other traditional tobacco products, and that appeal to adult tobacco consumers;
•significant changes in price, availability or quality of tobacco, other raw materials or component parts, including as a result of the COVID-19 pandemic;
•the risks related to the reliance by our tobacco and wine subsidiaries on a few significant facilities and a small number of key suppliers, and the risk of an extended disruption at a facility of, or of service by, a supplier of our tobacco or wine subsidiaries or investees, including as a result of the COVID-19 pandemic;
•required or voluntary product recalls as a result of various circumstances such as product contamination or FDA or other regulatory action;
•the failure of our information systems or service providers’ information systems to function as intended, or cyber-attacks or security breaches;
•unfavorable outcomes of any government investigations of Altria, our subsidiaries or investees;
•a successful challenge to our tax positions;
•the risks related to our and our investees’ international business operations, including failure to prevent violations of various U.S. and foreign laws and regulations such as laws prohibiting bribery and corruption;
•our inability to attract and retain the best talent due to the impact of decreasing social acceptance of tobacco usage and tobacco control actions;
•the adverse effect of acquisitions, investments, dispositions or other events on our credit rating;
•our inability to acquire attractive businesses or make attractive investments on favorable terms, or at all, or to realize the anticipated benefits from an acquisition or investment and our inability to dispose of businesses or investments on favorable terms or at all;
•the risks related to disruption and uncertainty in the credit and capital markets, including risk of access to these markets both generally and at current prevailing rates, which may adversely affect our earnings or dividend rate or both;
•impairment losses as a result of the write down of intangible assets, including goodwill;
•the risks related to Ste. Michelle’s wine business, including competition, unfavorable changes in grape supply, and changes in adult consumer preferences that have resulted and may continue to result in increased inventory levels and inventory write offs, and governmental regulations;
•the risk that any challenge to our investment in JUUL, if successful, could result in a broad range of resolutions such as divestiture of the investment or rescission of the transaction;
•the risks generally related to our investments in JUUL and Cronos, including our inability to realize the expected benefits of our investments in the expected time frames, or at all, due to the risks encountered by our investees in their businesses, such as operational, compliance and regulatory risks at the international, federal, state and local levels, including actions by the FDA, and adverse publicity; potential disruptions to our investees’ management or current or future plans and operations; domestic or international litigation developments, government investigations, tax disputes or otherwise; and impairment of our investments;
•the risks related to our inability to acquire a controlling interest in JUUL as a result of standstill restrictions or to control the material decisions of JUUL, restrictions on our ability to sell or otherwise transfer our shares of JUUL until December 20, 2024, and non-competition restrictions for the same time period subject to certain exceptions;
•the adverse effects of risks encountered by ABI in its business, including effects of the COVID-19 pandemic, foreign currency exchange rates and the impact of movements in ABI’s stock price on our equity investment in ABI, including on our reported earnings from and carrying value of our investment in ABI, which could result in impairment of our investment, and the dividends paid by ABI on the shares we own;

•the risks related to our inability to transfer our equity securities in ABI until October 10, 2021, and, if our ownership percentage decreases below certain levels, the adverse effects of additional tax liabilities, a reduction in the number of directors that we have the right to have appointed to the ABI board of directors, and our potential inability to use the equity method of accounting for our investment in ABI;
•the risk of challenges to the tax treatment of the consideration we received in the ABI/SABMiller plc business combination and the tax treatment of our equity investment; and
•the risks, including criminal, civil or tax liability for Altria, related to Cronos’s or Altria’s failure to comply with applicable laws, including cannabis laws.

Altria cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements that it may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Altria or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Source: Altria Group, Inc.

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					Schedule 1
ALTRIA GROUP, INC.
and Subsidiaries
Reconciliation of GAAP and non-GAAP Measures
(dollars in millions, except per share data)
(Unaudited)

	Earnings before Income Taxes	Provision for Income Taxes	Net Earnings (Losses)	Net Earnings (Losses) Attributable to Altria	Diluted EPS
For the year ended December 31, 2019	$766	$2,064	$(1,298)	$(1,293)	$(0.70)
ABI-related special items [1]	(383)	(80)	(303)	(303)	(0.16)
Tobacco and health litigation items	77	19	58	58	0.03
Asset impairment, exit, implementation and acquisition-related costs	331	62	269	269	0.15
Impairment in JUUL equity securities	8,600	—	8,600	8,600	4.60
Cronos-related special items	928	288	640	640	0.34
Tax items	—	99	(99)	(99)	(0.05)
2019 Adjusted for Special Items	$10,319	$2,452	$7,867	$7,872	$4.21

For the six months ended June 30, 2020	$4,673	$1,185	$3,488	$3,495	$1.88
ABI-related special items[2]	176	37	139	139	0.07
Implementation and acquisition-related costs	403	97	306	306	0.16
Tobacco and health litigation items	42	10	32	32	0.02
Cronos-related special items	1	—	1	1	—
COVID-19 special items	50	13	37	37	0.02
Tax items[3]	—	(51)	51	51	0.03
2020 Adjusted for Special Items	$5,345	$1,291	$4,054	$4,061	$2.18

1 Prior period amounts have been recast to conform with current period presentation for certain ABI mark-to-market adjustments that were not previously identified as special items and that are now excluded from Altria’s adjusted financial measures.
2 Excludes amounts that Altria expects to record in the third quarter of 2020, which may be material, related to ABI’s goodwill impairment charge associated with its Africa businesses and ABI’s completion of the sale of its Australia subsidiary, each of which was recorded by ABI in its second quarter of 2020.
3 Excludes additional charges of $0.02 of tax expense that Altria expects to record in the second half of 2020 resulting from the Tax Cuts and Jobs Act (Tax Reform Act) related to a tax basis adjustment to Altria's ABI investment.

While Altria reports its financial results in accordance with GAAP, its management reviews certain financial results, including diluted EPS, on an adjusted basis, which excludes certain income and expense items, including those items noted under “2020 Full-Year Guidance.” Altria’s management does not view any of these special items to be part of Altria’s underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results. Altria’s management believes that adjusted financial measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of year-over-year results. Altria’s management uses adjusted financial measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. These adjusted financial measures are not consistent with GAAP and may not be calculated the same as similarly titled measures used by other companies. These adjusted financial measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP.